Exhibit 99.2

FedEx Corporation

Summary Statements of Income - As Adjusted for Adoption of Pension and Other Postretirement Benefit Plan Accounting Methods and Revised Expected Return on Plan Assets Assumption

(Dollars in millions except per share amounts)

Unaudited

For the Nine Months Ended February 28, 2015	FedEx Express	FedEx Ground	FedEx Freight	Corporate, eliminations and other	Consolidated
Operating Income (Loss) Previously Reported	$1,237	$1,568	$348	$(191)	$2,962
Elimination of actuarial gains/losses amortization	199	16	10	1	226
Recast of segments using a 6.5% EROA	(174)	(15)	(11)	200	—

Operating Income	$1,262	$1,569	$347	$10	3,188

Other Income (Expense)
Interest, net					(153)
Other, net					8

					(145)

Income Before Income Taxes					3,043
Provision for Income Taxes					1,099

Net Income					$1,944

Diluted Earnings per Common Share					$6.75

For the Year Ended May 31, 2014	FedEx Express	FedEx Ground	FedEx Freight	Corporate, eliminations and other	Consolidated
Operating Income (Loss) Previously Reported	$1,301	$2,010	$345	$(210)	$3,446
Elimination of actuarial gains/losses amortization	336	28	17	3	384
Recast of segments using a 6.5% EROA	(209)	(17)	(11)	237	—
Retirement Plans MTM Adjustment	—	—	—	(15)	(15)

Operating Income	$1,428	$2,021	$351	$15	3,815

Other Income (Expense)
Interest, net					(142)
Other, net					(15)

					(157)

Income Before Income Taxes					3,658
Provision for Income Taxes					1,334

Net Income					$2,324

Diluted Earnings per Common Share					$7.48

For the Year Ended May 31, 2013(1)	FedEx Express	FedEx Ground	FedEx Freight	Corporate, eliminations and other	Consolidated
Operating Income (Loss) Previously Reported	$700	$1,842	$236	$(227)	$2,551
Elimination of actuarial gains/losses amortization	455	34	21	5	515
Recast of segments using a 6.5% EROA	(226)	(17)	(11)	254	—
Retirement Plans MTM Adjustment	—	—	—	1,368	1,368

Operating Income	$929	$1,859	$246	$1,400	4,434

Other Income (Expense)
Interest, net					(61)
Other, net					(35)

					(96)

Income Before Income Taxes					4,338
Provision for Income Taxes					1,622

Net Income					$2,716

Diluted Earnings per Common Share					$8.55

(1)	Results for 2013 include $560 million ($353 million, net of tax or $1.11 per diluted share ) of business realignment costs and a $100 million ($63 million, net of tax, or $0.20 per diluted share) impairment charge resulting from the decision to retire 10 aircraft and related engines at FedEx Express.

FedEx Corporation

Segment and Consolidated Results for the Quarter Ended - As Adjusted for Adoption of Pension and Other Postretirement Benefit Plan Accounting Methods and Revised Expected Return on Plan Assets Assumption

(Dollars in millions except per share amounts)

Unaudited

FedEx Express	Feb. 28, 2015	Nov. 30, 2014	Aug. 31, 2014	May 31, 2014	Feb. 28, 2014	Nov. 30, 2013	Aug. 31, 2013
Operating Income Previously Reported	$384	$484	$369	$503	$168	$357	$273
Elimination of actuarial gains/losses amortization	67	66	66	83	85	84	84
Recast of segments using a 6.5% EROA	(58)	(58)	(58)	(52)	(53)	(52)	(52)

Operating Income	$393	$492	$377	$534	$200	$389	$305

FedEx Ground	Feb. 28, 2015	Nov. 30, 2014	Aug. 31, 2014	May 31, 2014	Feb. 28, 2014	Nov. 30, 2013	Aug. 31, 2013
Operating Income Previously Reported	$558	$465	$545	$598	$490	$439	$483
Elimination of actuarial gains/losses amortization	5	5	6	8	7	6	7
Recast of segments using a 6.5% EROA	(4)	(5)	(6)	(5)	(4)	(4)	(4)

Operating Income	$559	$465	$545	$601	$493	$441	$486

FedEx Freight	Feb. 28, 2015	Nov. 30, 2014	Aug. 31, 2014	May 31, 2014	Feb. 28, 2014	Nov. 30, 2013	Aug. 31, 2013
Operating Income Previously Reported	$68	$112	$168	$128	$35	$83	$99
Elimination of actuarial gains/losses amortization	4	3	3	4	4	5	4
Recast of segments using a 6.5% EROA	(5)	(3)	(3)	(2)	(3)	(3)	(3)

Operating Income	$67	$112	$168	$130	$36	$85	$100

Corporate, eliminations and other	Feb. 28, 2015	Nov. 30, 2014	Aug. 31, 2014	May 31, 2014	Feb. 28, 2014	Nov. 30, 2013	Aug. 31, 2013
Operating Loss Previously Reported	$(48)	$(48)	$(95)	$(46)	$(52)	$(52)	$(60)
Elimination of actuarial gains/losses amortization	—	1	—	1	—	1	1
Recast of segments using a 6.5% EROA	67	66	67	59	60	59	59
Retirement Plans MTM Adjustment	—	—	—	(15)	—	—	—

Operating Income (Loss)	$19	$19	$(28)	$(1)	$8	$8	$—

Consolidated	Feb. 28, 2015	Nov. 30, 2014	Aug. 31, 2014	May 31, 2014	Feb. 28, 2014	Nov. 30, 2013	Aug. 31, 2013
Operating Income Previously Reported	$962	$1,013	$987	$1,183	$641	$827	$795
Elimination of actuarial gains/losses amortization	76	75	75	96	96	96	96
Recast of segments using a 6.5% EROA	—	—	—	—	—	—	—
Retirement Plans MTM Adjustment	—	—	—	(15)	—	—	—

Operating Income	1,038	1,088	1,062	1,264	737	923	891
Other Income (Expense)
Interest, net	(58)	(47)	(48)	(47)	(38)	(30)	(27)
Other, net	5	5	(2)	1	(9)	(5)	(2)

	(53)	(42)	(50)	(46)	(47)	(35)	(29)

Income Before Income Taxes	985	1,046	1,012	1,218	690	888	862
Provision for Income Taxes	357	383	359	438	253	329	314

Net Income	$628	$663	$653	$780	$437	$559	$548

Diluted Earnings per Common Share	$2.18	$2.31	$2.26	$2.62	$1.42	$1.75	$1.72